Exhibit 10.2

AMENDMENT NO. 1

TO

VOTING AGREEMENT

This Amendment No. 1 to Voting Agreement, dated as of May 31, 2011 (this “Amendment”), amends that certain Voting Agreement dated as of August 1, 2008 (the “Agreement”), by and among Proto Labs, Inc., a Minnesota corporation (the “Company”), and the Investors and Shareholders party thereto.

WHEREAS, the parties hereto desire to facilitate an expansion in the size of the board of directors of the Company to eight members.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree and consent as follows:

1. Defined Terms. Capitalized terms used but not defined herein will have the meanings given to them in the Agreement.

2. Amendments.

a)	Section 1.11 of the Agreement is hereby amended by deleting “seven (7)” in the first sentence thereof, and inserting in its place “eight (8)”.

b)	Section 1.2(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Three individuals not otherwise an Affiliate of the Company (the “Independent Directors”) that are mutually acceptable to the other members of the Board, which Independent Directors shall initially be John Goodman, Margaret Loftus and Sven Wehrwein.”

3. All Other Terms Unchanged. Except as expressly provided in this Amendment, all of the provisions, terms and conditions of the Agreement remain in full force and effect.

4. Conflicting Provisions. Should any of the provisions of this Amendment conflict with any of the provisions of the Agreement, then the provisions of this Amendment shall apply.

5. Counterparts. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the undersigned has signed this Amendment, or caused it to be signed by its duly authorized officer, effective as of the date first written above.

PROTO LABS, INC.

By:	/s/ Bradley A. Cleveland
Name:	Bradley A. Cleveland
Title:	President and Chief Executive Officer

NORTH BRIDGE GROWTH EQUITY I, L.P.

By:	North Bridge Growth Management, L.P., its General Partner

By:	NBGE GP, LLC, its General Partner

By:	/s/ Douglas Kingsley
Name:	Douglas Kingsley
Title:	Partner

PROTOMOLD INVESTMENT COMPANY, LLC

By:	/s/ Brian K. Smith
Name:	Brian K. Smith
Title:	Chief Manager

KEY HOLDERS

Signature:	/s/ Lawrence Lukis
Name:	Lawrence Lukis

[Signature Page to Amendment No. 1 to Voting Agreement]